EX-33.2
(logo) EMC
Mortgage Corporation
Proven Performance

Certification Regarding Compliance with Applicable Servicinq Criteria

1. EMC Mortgage Corporation ("EMC"), as Master Servicer is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ended December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report included the asset-backed securities transactions for which EMC Mortgage Corporation acted as Master Servicer involving residential mortgage loans that were completed on or after January 1, 2006, and that were registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933 in the following securitizations: BSABS 2007-AC1, BSABS 2007-AC2, BSABS 2007-AC3, BSABS 2007-AC4, BSABS 2007-AC5, BSABS 2007-AC6, BSABS 2007-HE6, BSABS 2007-HE7,
   BSABS 2007-SD1, BSARM 2007-1, BSARM 2007-3, BSARM 2007-4, BSARM 2007-5, IMPAC
   2006-SD1, PRIME 2007-1, PRIME 2007-2, and PRIME 2007-3 (the "Platform");

2. Except as set forth in paragraph 3 below, EMC Mortgage Corporation as Master Servicer used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

3. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to EMC Mortgage Corporation based on the activities it performs directly, with respect to the Platform as:

   The following activity is not a requirement of the transaction agreements:

   * 1122(d)(1)(iii)

   The following activities are not a requirement of the Master Servicer pursuant to the transaction agreements as described in Appendix A:

   * 1122(d)(1)(ii) * 1122(d)(2)(vi) * 1122(d)(3)(i)(c) * 1122(d)(4)(i) *
   1122(d)(4)(ii) * 1122(d)(4)(iii) * 1122(d)(4)(iv) * 1122(d)(4)(v) *
   1122(d)(4)(viii) * 1122(d)(4)(ix) * 1122(d)(4)(x) * 1122(d)(4)(xi) *
   1122(d)(4)(xii) * 1122(d)(4)(xiii) * 1122(d)(4)(xv)

4. EMC Mortgage Corporation, as Master Servicer, has complied in all material respects with the applicable servicing criteria as of December 31, 2007, and for the Reporting Period with respect to the Platform taken as a whole;

5. Deloitte & Touche LLP, a registered public accounting firm, has issued an attestation report on EMC's assessment of compliance with the applicable servicing criteria for the Reporting Period.

March 14, 2008


/s/ Mark T. Novacheck
Mark T. Novacheck
Senior Vice President


/s/ Michelle Viner
Michelle Viner
Manager - Vice President


(logo) Member
Mortgage Bankers
Association of America


800 State Highway 121 Bypass, Lewisville, TX 75067-4180
Mailing Address: P.O. Box 293150, Lewisville, TX 75029-3150


(page)


Appendix A

                                                                                                         INAPPLICABLE
                                                                       APPLICABLE                        SERVICING
                                SERVICING CRITERIA                     SERVICING CRITERIA                CRITERIA

Reference                            Criteria                      Performed    Performed by        Performed by     NOT performed
                                                                   Directly     Vendor(s) for       Sub-Servicer(s)  by EMC as
                                                                   By           which EMC is the    or Vendor(s) for Master Servicer
                                                                   EMC as       Responsible Party   which EMC is     or by
                                                                   Master                           NOT the          subservicer(s)
                                                                   Servicer                         Responsible      or vendor(s)
                                                                                                    Party            retained by EMC
                                                                                                                     as Master
                                                                                                                     Servicer
                General Servicing Considerations

1122(d)(1)(i)   Policies and procedures are instituted                 X
                to monitor any performance or other
                triggers and events of default in
                accordance with the transaction
                agreements.

1122(d)(1)(ii)  If any material servicing activities                                                                     X
                are outsourced to third parties, policies                                                            (EMC Master
                and procedures are instituted to monitor                                                             Servicing does
                the third party's performance and                                                                    not outsource
                compliance with such servicing
                activities.

1122(d)(1)(iii) Any requirements in the transaction                                                                      X
                agreements to maintain a back-up servicer                                                            (NOT a
                for the mortgage loans are maintained.                                                               requirement of
                                                                                                                     the transaction
                                                                                                                     documents)
1122(d)(1)(iv)  A fidelity bond and errors and                         X
                omissions policy is in effect on the
                party participating in the servicing
                function throughout the reporting period
                in the amount of coverage required by and
                otherwise in accordance with the terms of
                the transaction agreements.

                Cash Collection and Administration

1122(d)(2)(i)   Payments on [pool assets] are deposited                X
                into the appropriate custodial bank
                accounts and related bank clearing
                accounts no more than two business days
                following receipt, or such other number
                of days specified in the transaction
                agreements.

                                                                                                         INAPPLICABLE
                                                                       APPLICABLE                        SERVICING
                                SERVICING CRITERIA                     SERVICING CRITERIA                CRITERIA

Reference                            Criteria                      Performed    Performed by        Performed by     NOT performed
                                                                   Directly     Vendor(s) for       Sub-Servicer(s)  by EMC as
                                                                   By           which EMC is the    or Vendor(s) for Master Servicer
                                                                   EMC as       Responsible Party   which EMC is     or by
                                                                   Master                           NOT the          subservicer(s)
                                                                   Servicer                         Responsible      or vendor(s)
                                                                                                    Party            retained by EMC
                                                                                                                     as Master
                                                                                                                     Servicer

1122(d)(2)(ii)  Disbursements made via wire transfer on                X
                behalf of an obligor or to investor are
                made only by authorized personnel.

1122(d)(2)(iii) Advances of funds or guarantees                        X
                regarding collections, cash flows or
                distributions, and any interest or other
                fees charged for such advances, are made,
                reviewed and approved as specified in
                the transaction agreements.

1122(d)(2)(iv)  The related accounts for the                           X
                transaction, such as cash reserve
                accounts or accounts established as a
                form of overcollateralization are
                separately maintained (e.g., with respect
                to commingling of cash) as set forth in
                the transaction agreements.

1122(d)(2)(v)   Each custodial account is maintained at                X
                a federally insured depository
                institution as set forth in the
                transaction agreements. For purposes of
                this criterion, "federally insured
                depository institution" with respect to a
                foreign financial institution means a
                foreign financial institution that meets
                the requirements of Rule 13k-1(b)(1)
                of the Securities Exchange Act.

1122(d)(2)(vi)  Un-issued checks are safeguarded so as X to prevent unauthorized access. (EMC Master
                                                                                                                     Servicing does
                                                                                                                     not issue
                                                                                                                     checks)

                                                                                                         INAPPLICABLE
                                                                       APPLICABLE                        SERVICING
                                SERVICING CRITERIA                     SERVICING CRITERIA                CRITERIA

Reference                            Criteria                      Performed    Performed by        Performed by     NOT performed
                                                                   Directly     Vendor(s) for       Sub-Servicer(s)  by EMC as
                                                                   By           which EMC is the    or Vendor(s) for Master Servicer
                                                                   EMC as       Responsible Party   which EMC is     or by
                                                                   Master                           NOT the          subservicer(s)
                                                                   Servicer                         Responsible      or vendor(s)
                                                                                                    Party            retained by EMC
                                                                                                                     as Master
                                                                                                                     Servicer

1122(d)(2)(vii) Reconciliations are prepared on a                      X
                monthly basis for all asset-backed
                securities related bank accounts,
                including custodial accounts and related
                bank clearing accounts. These
                reconciliations are (A) mathematically
                accurate; (B) prepared within 30
                calendar days after the bank statement
                cutoff date, or such other number of days
                specified in the transaction agreements;
                (C) reviewed and approved by someone
                other than the person who prepared the
                reconciliation; items are resolved within
                90 calendar days of their original
                identification, or such other number of
                days specified in the transaction
                agreements.

                Investor Remittances and Reporting

1122(d)(3)(i)   Reports to investors, including those                  X
                to be filed with the Commission, are               (Re: Item C;
                maintained in accordance with the                  EMC Master
                transaction agreements and applicable              Servicing is
                Commission requirements. Specifically,             not
                such reports (A) are prepared in                   responsible
                accordance with timeframes and other               for filing
                terms set forth in the transaction                 with the
                agreements; (B) provide in formation               Commission)
                calculated in accordance with the terms
                specified in the transaction agreements;
                (C) are filed with the Commission as
                required by its rules and regulations;
                and (D) agree with the investors' or
                trustee's records as to the total unpaid
                principal balance and number of mortgage
                loans serviced by the Servicer.

                                                                                                         INAPPLICABLE
                                                                       APPLICABLE                        SERVICING
                                SERVICING CRITERIA                     SERVICING CRITERIA                CRITERIA

Reference                            Criteria                      Performed    Performed by        Performed by     NOT performed
                                                                   Directly     Vendor(s) for       Sub-Servicer(s)  by EMC as
                                                                   By           which EMC is the    or Vendor(s) for Master Servicer
                                                                   EMC as       Responsible Party   which EMC is     or by
                                                                   Master                           NOT the          subservicer(s)
                                                                   Servicer                         Responsible      or vendor(s)
                                                                                                    Party            retained by EMC
                                                                                                                     as Master
                                                                                                                     Servicer

1122(d)(3)(ii)  Amounts due to investors are allocated                 X
                and remitted in accordance with
                timeframes, distribution priority and
                other terms set forth in the transaction
                agreements.

1122(d)(3)(iii) Disbursements made to an investor are                  X
                posted within two business days to the
                Servicer's investor records, or such other
                number of days specified in the transaction
                agreements.

1122(d)(3)(iv)  Amounts remitted to investors per the                  X
                investor reports agree with cancelled
                checks, or other form of payment, or
                custodial bank statements.

                Pool Asset Administration

1122(d)(4)(i)   Collateral or security on mortgage loans                                                                 X
                is maintained as required by the                                                                     (This is a
                transaction agreements or related mortgage                                                           requirement of
                loan documents.                                                                                      the Primary
                                                                                                                     Servicers and
                                                                                                                     Custodians)

1122(d)(4)(ii)  Mortgage loan and related documents are                                                                  X
                safeguarded as required by the                                                                       (This is a
                transaction agreements.                                                                              requirement of
                                                                                                                     the Primary
                                                                                                                     Servicers and
                                                                                                                     Custodians)
1122(d)(4)(iii) Any additions, removals or                                                                               X
                substitutions to the asset pool are made,                                                            (This is a
                reviewed and approved in accordance with                                                             requirement of
                any conditions or requirements in the                                                                the Primary
                transaction agreements.                                                                              Servicers and
                                                                                                                     Trustee)

                                                                                                         INAPPLICABLE
                                                                       APPLICABLE                        SERVICING
                                SERVICING CRITERIA                     SERVICING CRITERIA                CRITERIA

Reference                            Criteria                      Performed    Performed by        Performed by     NOT performed
                                                                   Directly     Vendor(s) for       Sub-Servicer(s)  by EMC as
                                                                   By           which EMC is the    or Vendor(s) for Master Servicer
                                                                   EMC as       Responsible Party   which EMC is     or by
                                                                   Master                           NOT the          subservicer(s)
                                                                   Servicer                         Responsible      or vendor(s)
                                                                                                    Party            retained by EMC
                                                                                                                     as Master
                                                                                                                     Servicer

1122(d)(4)(iv)  Payments on mortgage loans, including any                                                                X
                payoffs, made in accordance with related                                                             (This is a
                mortgage loan documents are posted to the                                                            requirement of
                Servicer's obligor records maintained no                                                             the Primary
                more than two business days after                                                                    Servicers)
                receipt, or such other number of days
                specified in the transaction agreements,
                and allocated to principal, interest or
                other items (e.g., escrow) in accordance
                with the related mortgage loan documents.

1122(d)(4)(v)   The Servicer's records regarding the                                                                     X
                mortgage loans agree with the Servicer's                                                             (This is a
                records with respect to an obligor's                                                                 requirement of
                unpaid principal balance.                                                                            the Primary
                                                                                                                     Servicers)
1122(d)(4)(vi)  Changes with respect to the terms or                   X
                status of an obligor's mortgage loans (e.g.,
                loan modifications or re-agings) are
                made, reviewed and approved by authorized
                personnel in accordance with the
                transaction agreements and related pool
                asset documents.

1122(d)(4)(vii) Loss mitigation or recovery actions                    X
                (e.g., forbearance plans, modifications
                and deeds in lieu of foreclosure,
                foreclosures and repossessions, as
                applicable) are initiated, conducted and
                concluded in accordance with
                the timeframes or other requirements
                established by the transaction
                agreements.

                                                                                                         INAPPLICABLE
                                                                       APPLICABLE                        SERVICING
                                SERVICING CRITERIA                     SERVICING CRITERIA                CRITERIA

Reference                            Criteria                      Performed    Performed by        Performed by     NOT performed
                                                                   Directly     Vendor(s) for       Sub-Servicer(s)  by EMC as
                                                                   By           which EMC is the    or Vendor(s) for Master Servicer
                                                                   EMC as       Responsible Party   which EMC is     or by
                                                                   Master                           NOT the          subservicer(s)
                                                                   Servicer                         Responsible      or vendor(s)
                                                                                                    Party            retained by EMC
                                                                                                                     as Master
                                                                                                                     Servicer

1122(d)(4)(viii)Records documenting collection efforts                                                                   X
                are maintained during the period a mortgage                                                          (This is a
                loan is delinquent in accordance with                                                                requirement of
                the transaction agreements. Such records                                                             the Primary
                are maintained on at least a monthly                                                                 Servicers)
                basis, or such other period specified in
                the transaction agreements, and describe
                the entity's activities in monitoring
                delinquent mortgage loans including, for
                example, phone calls, letters and
                payment rescheduling plans in cases where
                delinquency is deemed temporary (e.g.,
                illness or unemployment).

1122(d)(4)(ix)  Adjustments to interest rates or rates                                                                   X
                of return for mortgage loans with variable                                                           (This is a
                rates are computed based on the related                                                              requirement of
                mortgage loan documents.                                                                             the Primary
                                                                                                                     Servicers)

                                                                                                         INAPPLICABLE
                                                                       APPLICABLE                        SERVICING
                                SERVICING CRITERIA                     SERVICING CRITERIA                CRITERIA

Reference                            Criteria                      Performed    Performed by        Performed by     NOT performed
                                                                   Directly     Vendor(s) for       Sub-Servicer(s)  by EMC as
                                                                   By           which EMC is the    or Vendor(s) for Master Servicer
                                                                   EMC as       Responsible Party   which EMC is     or by
                                                                   Master                           NOT the          subservicer(s)
                                                                   Servicer                         Responsible      or vendor(s)
                                                                                                    Party            retained by EMC
                                                                                                                     as Master
                                                                                                                     Servicer

1122(d)(4)(x)   Regarding any funds held in trust for                                                                    X
                an obligor (such as escrow accounts): (A)                                                            (This is a
                such funds are analyzed, in accordance                                                               requirement of
                with the obligor's mortgage loan documents,                                                          the Primary
                on at least an annual basis, or such                                                                 Servicers)
                other period specified in the transaction
                agreements; (B) interest on such funds is
                paid, or credited, to obligors in
                accordance with applicable mortgage loan
                documents and state laws; and (C) such
                funds are returned to the obligor within
                30 calendar days of full repayment of the
                related pool asset, or such other number
                of days specified in the transaction
                agreements.

1122(d)(4)(xi)  Payments made on behalf of an obligor                                                                    X
                (such as tax or insurance payments) are                                                              (This is a
                made on or before the related penalty or                                                             requirement of
                expiration dates, as indicated on the                                                                the Primary
                appropriate bills or notices for such                                                                Servicers)
                payments, provided that such support has
                been received by the servicer at least 30
                calendar days prior to these dates, or
                such other number of days specified in
                the transaction agreements.

                                                                                                         INAPPLICABLE
                                                                       APPLICABLE                        SERVICING
                                SERVICING CRITERIA                     SERVICING CRITERIA                CRITERIA

Reference                            Criteria                      Performed    Performed by        Performed by     NOT performed
                                                                   Directly     Vendor(s) for       Sub-Servicer(s)  by EMC as
                                                                   By           which EMC is the    or Vendor(s) for Master Servicer
                                                                   EMC as       Responsible Party   which EMC is     or by
                                                                   Master                           NOT the          subservicer(s)
                                                                   Servicer                         Responsible      or vendor(s)
                                                                                                    Party            retained by EMC
                                                                                                                     as Master
                                                                                                                     Servicer

1122(d)(4)(xii) Any late payment penalties in                                                                            X
                connection with any payment to be made on                                                            (This is a
                behalf of an obligor are paid from the                                                               requirement of
                Servicer's funds and not charged to the                                                              the Primary
                obligor, unless the late payment was due                                                             Servicers)
                to the obligor's error or omission.

1122(d)(4)(xiii)Disbursements made on behalf of an                                                                       X
                obligor are posted within two business                                                               (This is a
                days to the obligor's records maintained                                                             requirement of
                by the Servicer, or such other number of                                                             the Primary
                days specified in the transaction                                                                    Servicers)
                agreements.

1122(d)(4)(xiv) Delinquencies, charge-offs and                         X
                uncollectible accounts are recognized and
                recorded in accordance with the
                transaction agreements.

1122(d)(4)(xv)  Any external enhancement or other                                                                        X
                support identified in Item                                                                           (This is a
                1114(a)(1) through (3) or Item 1115 of                                                               requirement of
                this Regulation AB, is maintained as set                                                             the Primary
                forth in the transaction agreements.                                                                 Servicers
                                                                                                                     and Trustee)
